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                                                                   EXHIBIT 10.14

                      FORM OF REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of __________, 2004, by and among Great Wolf Resorts, Inc., a Delaware corporation (the "Company"), and the persons listed on Schedule A attached hereto, including their successors, assigns and transferees (herein referred to collectively as the "Holders" and individually as a "Holder").

      WHEREAS, this Agreement is made pursuant to the Irrevocable Consent (the "Irrevocable Consent") executed by or on behalf of each Holder in connection with the transactions described in the Confidential Solicitation of Consents and Private Placement Memorandum for Combination of Certain Businesses of The Great Lakes Companies, Inc. and Offering of Common Stock of Great Wolf Resorts, Inc., dated July __, 2004 (the "Memorandum");

      WHEREAS, on the date hereof, each Holder will become the owner of Common Stock (as defined below) of the Company in connection with the transactions described in the Memorandum and the materials accompanying the Memorandum; and

      WHEREAS, in order to induce the Holders to execute the Irrevocable Consent, the Company has agreed to provide the Holders with the registration rights set forth in Section 2 hereof.

      NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

      1.    CERTAIN DEFINITIONS.

      As used in this Agreement, the following capitalized defined terms shall have the following meanings:

      "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

      "Company" shall have the meaning set forth in the preamble and also shall include the Company's successors.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      "Holder" or "Holders" shall have the meaning set forth in the preamble.

      "Irrevocable Consent" shall have the meaning set forth in the preamble.

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      "Memorandum" shall have the meaning set forth in the preamble.

      "Private Placement" shall mean the issuance and sale of the Shares to the Holders pursuant to the transactions contemplated by the Memorandum.

      "Prospectus" shall mean the prospectus included in any Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portions of the Registrable Securities covered by the Registration Statement, and in each case including all material incorporated therein by reference.

      "Registrable Securities" shall mean the Shares, excluding (i) Shares that have been disposed of under any Registration Statement or any other effective registration statement relating to such Registrable Securities, and (ii) Shares sold or otherwise transferred pursuant to the safe harbor provided by Rule 144 promulgated under the Securities Act or other applicable exemption from registration under the Securities Act.

      "Registration Expenses" shall mean any and all expenses incurred by the Company in complying with the terms of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing a selling Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a selling Holder or Holders, all of which shall be borne by such Holder in all cases.

      "Registration Statement" shall mean any registration statement of the Company (and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act) that covers all of the Registrable Securities to be offered on a delayed or continuous basis pursuant to Rule 415 promulgated under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits thereto and materials incorporated by reference therein.

      "SEC" shall mean the Securities and Exchange Commission.

      "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

      "Shares" shall mean the Common Stock issued to the Holders in the Private Placement on the date hereof.

      2.    SHELF REGISTRATION UNDER THE SECURITIES ACT.

      (a) FILING OF REGISTRATION STATEMENT. The Company shall cause to be filed on or before the sixtieth (60th) day following the date hereof a Registration Statement providing for the sale by the Holders of all of the Registrable Securities in accordance with the terms hereof.

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Further, the Company shall use commercially reasonable efforts to cause such
Registration Statement to be declared effective by the SEC as soon as possible following the filing thereof. Except as provided herein, the Company agrees to use commercially reasonable efforts to keep the Registration Statement with respect to the Registrable Securities continuously effective for a period expiring on the earlier of (i) the date on which all of the Registrable Securities covered by the Registration Statement have been sold pursuant thereto and (ii) two (2) years following the date hereof, or such earlier time to the extent that Rule 144(k) under the Securities Act is amended so as to shorten the holding period for "restricted securities" (as such term is defined in Rule 144 under the Securities Act) (the "Applicable Period"). Subject to Section 3 of this Agreement, the Company further agrees to amend any Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the rules and regulations of the SEC.

      (b) EXPENSES. The Company shall pay all Registration Expenses in connection with the registration made pursuant to Section 2(a) of this Agreement. Each Holder shall pay all underwriting discounts, if any, and commissions, the fees and disbursements of counsel representing such Holder, and transfer taxes relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Registration Statement or Rule 144 promulgated under the Securities Act.

      (c) INCLUSION IN REGISTRATION STATEMENT. Any Holder who does not provide the information reasonably requested by the Company in connection with the Registration Statement as promptly as practicable after receipt of such request, but in no event later than ten (10) business days thereafter, shall not be entitled to have its Registrable Securities included in the Registration Statement.

      3.    REGISTRATION PROCEDURES.

      In connection with the obligations of the Company with respect to the Registration Statement contemplated by Section 2 hereof, the Company shall:

      (a) prepare and file with the SEC, as specified in this Agreement, the Registration Statement that complies as to form in all material respects with the requirements of the SEC;

      (b) except as provided below in this Section 3, prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the Applicable Period, and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement in accordance with the sellers' intended method of disposition set forth in the Registration Statement for such period;

      (c) furnish to each Holder of Registrable Securities, without charge, such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by the Registration Statement;

      (d) use commercially reasonable efforts to register or qualify the Registrable

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Securities covered by the Registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

      (e) subject to the limitations described below in this Section 3, notify each Holder of Registrable Securities promptly (i) when the Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,
(iii) of the happening of any event during the period the Registration Statement is effective as a result of which the Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) upon the occurrence of any such event and except as otherwise provided in this Section 3, use commercially reasonable efforts to prepare promptly a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

      (f) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or any part thereof as promptly as possible;

      (g) use commercially reasonable efforts to list all Registrable Securities on each securities exchange or quotation system on which the Common Stock is then listed; and

      (h)   pay, or cause to be paid, the Registration Expenses.

The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

      Following the effectiveness of the Registration Statement, the Company may direct the Holders to suspend sales of Registrable Securities for such times as the Company deems necessary or advisable, including for up to an aggregate of 120 days in any 12-month period in the event that the Company is in possession of material, nonpublic information (including, without limitation, pending negotiations relating to, or consummation of, a merger or acquisition transaction or a recapitalization of the Company) which would require the Registration Statement to be amended in order to avoid a violation of the federal securities laws.

      Each Holder shall notify the Company at least one business day in advance of any proposed sales of Registrable Securities under the Registration Statement. The Company shall establish procedures by which the Holders shall be obligated to notify the Company of a

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potential sale of Registrable Securities and the Company shall notify each
Holder of such procedures prior to the 180th day following the date hereof. The Company further agrees promptly to notify each Holder of any modification to such procedures during the Applicable Period. Failure by any Holder to comply with the procedures established by the Company shall render ineffective such notice. In the case of an event or events that cause the Company to suspend the effectiveness of the Registration Statement, the Company shall, in accordance with the procedures the Company has established, provide notice (a "Suspension Notice") to the Holders to suspend sales of the Registrable Securities. No Holder shall effect any sales of the Registrable Securities pursuant to such Registration Statement at any time after it has received a Suspension Notice from the Company and, if so directed by the Company, will deliver to the Company all copies of the Prospectus covering the Registrable Securities held by them at the time of receipt of the Suspension Notice. The Holders may re-commence effecting sales of the Registrable Securities pursuant to the Registration Statement only following further notice to such effect from the Company, in accordance with the procedures reasonably established by the Company.

      4.    INDEMNIFICATION; CONTRIBUTION.

      (a) The Company will indemnify and hold harmless each seller of Registrable Securities under the Registration Statement and such seller's agents, employees, directors and officers, from and against any losses, claims, damages or liabilities, joint or several, to which such seller may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation of any applicable securities law, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by such seller or an authorized officer of any such seller acting on behalf of such seller and each other person, if any, who controls such seller within the meaning of the Securities Act, or in writing by an authorized officer of the seller of Registrable Securities or by an officer or duly authorized agent or employee of such seller of Registrable Securities specifically for use in such Registration Statement or Prospectus, and, provided further, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if (1) the Company delivered to such Holder the final prospectus or prospectus supplement, (2) such Holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Registrable Securities, and
(3) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

      (b) Each seller of Registrable Securities under the Registration Statement, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company

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who signs the Registration Statement and each director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact by such seller contained in the Registration Statement, any Prospectus contained therein, or any amendment or supplement thereof, (ii) the omission or alleged omission by such seller to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation of any applicable securities law by such seller, and will pay the legal fees and other expenses of the Company and each such officer, director, and controlling person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by such seller specifically for use in such Registration Statement or prospectus; provided, further, however, that such seller shall be liable only to the extent of the net proceeds received by such seller in the offering which contained such untrue statement or omission.

      (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party other than under this Section 4 and shall only relieve it from any liability that it may have to such indemnified party under this Section 4 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel as required by the local rules of such jurisdiction) at any time for all such indemnified parties.

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      (d)   In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 4 but it is judicially determined that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 4; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented on the one hand (A) by the percentage that (i) the public offering price of its Registrable Securities offered by the Registration Statement less (ii) the purchase price deemed to have been originally paid by such Holder in the Private Placement for such shares of Registrable Securities, bears to the public offering price of all securities offered by the Registration Statement, and (B) on the other hand, the relative fault of such Holder, other Holders or the Company, and the Company is responsible for the remaining portion; provided, however, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 4(d), the Holders shall not be required to contribute any amount in excess of the net amount received by such Holder pursuant to the sale of such Holder's Registrable Securities to the public.

      (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

      5.    MISCELLANEOUS.

      (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities; provided, however, that no amendment, modification, supplement or waiver of, or consent to the departure from, the provisions of Sections 2 or 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notice of any such amendment, modification, supplement, waiver or consent adopted in accordance with this Section 5(a) shall be provided by the Company to each Holder of Registrable Securities at least thirty (30) days prior to the effective date of such amendment, modification, supplement, waiver or consent.

      (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any nationally recognized courier guaranteeing overnight delivery, (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance

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with the provisions of this Section 5(b), which address initially is, with respect to each Holder, the address set forth next to such Holder's name on the Consent, or (ii) if to the Company, at _____________, Attention: ____________. The Company reserves the right to modify the method by which it delivers notices under this Agreement, including, without limitation, to implement electronic (or internet) methods of notice, and in the event of any such modification, the Company shall, as soon as practicable, notify all Holders of Registrable Securities of such modified method of notice.

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent by facsimile; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

      (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

      (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute an original and all of which when taken together shall constitute one and the same agreement.

      (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of law provisions thereof.

      (g) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

      (h) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supercedes all prior agreements and understandings between the parties with respect to such subject matter.

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      IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

                                                GREAT WOLF RESORTS, INC.

                                                By:
                                                   ----------------------------
                                                    Name:
                                                    Title:

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                                               HOLDERS

                                               By:
                                                  ----------------------------

                                               Name:
                                                    --------------------------
                                                    As Attorney-in-Fact for each
                                                    of the Holders listed on
                                                    Schedule A attached here to

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                                   SCHEDULE A

                                  [To be Added]

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